FOOD LION, INC

                              and

                 THE BANK OF NEW YORK, Trustee


                         _____________


                  FIRST SUPPLEMENTAL INDENTURE

                         _____________


                   Dated as of April 21, 1997

                         _____________




    Providing for the issuance of Debt Securities in series.



     FIRST SUPPLEMENTAL INDENTURE dated as of April 21, 1997 (the
"First Supplemental Indenture"), between FOOD LION, INC., a North
Carolina corporation (the "Company"), and THE BANK OF NEW YORK, a
New York banking corporation, as trustee (the "Trustee").

                            RECITALS:

      WHEREAS, the Company and the Trustee entered into an Indenture, dated as of August 15, 1991 (the "Indenture") to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Debt Securities") (capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Indenture);

      WHEREAS, Section 10.01 of the Indenture provides that the Company and the Trustee may supplement the Indenture without the written consent of the Holders in certain situations;

      WHEREAS, Sections 2.01 and 2.02 of the Indenture provides that the Company may enter into an indenture supplement without the consent of any Holders to establish the terms of one or more series of the Debt Securities;

     WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the Bylaws of the Company and of the Trustee necessary to make this First Supplemental Indenture a valid instrument legally binding on the Company and the Trustee, in accordance with its terms, have been duly done and performed; and

     WHEREAS, all conditions precedent to amend or supplement the Indenture have been met.; and

     WHEREAS, all Debt Securities issued and outstanding as of April 21, 1997 shall continue to be governed by the provisions of the Indenture;

      NOW, THEREFORE, each party agrees, for the benefit of the other party and for the equal and ratable benefit of the Holders of any series of Debt Securities, issued on or after April 21, 1997, including, without limitation, the Debt Securities described in Article 2 hereof, to the amendments set forth below (the "Amendments") which will become operative pursuant to the terms hereof.

                            ARTICLE 1
                           Amendments

     Section 1.01.  Amendments and Modifications to Article One.

          a.    Insert the following as a new definition to Section 1.01.

          The term "Attributable Debt" means in connection with a Sale and Lease-Back Transaction the aggregate of present values (discounted at a rate per annum equal to the average interest borne by all outstanding Debt Securities determined on a weighted average basis and compounded semi-annually) of the obligations of the Company or any Subsidiary for net rental payments during the remaining term of the applicable lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

          b.   Insert  the  following  as  a  new  definition  in
          Section 1.01.

          The term "Capital Lease" means any lease of property which, in accordance with generally accepted accounting principles, should be capitalized on the lessee's balance sheet or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet; and "Capitalized Lease Obligation" means the amount of the liability which should be so capitalized or disclosed.

          c.   Insert  the  following  as  a  new  definition  in
          Section 1.01.

          The term "Funded Indebtedness" means any Indebtedness maturing by its terms more than one year from the date of the determination thereof, including any Indebtedness renewable or extendible at the option of the obligor to a date later than one year from the date of the determination thereof.

          d.   Insert the following as a new definition in Section 1.01.

          The term "Indebtedness" of any Person means all obligations (other than the Debt Securities of such series) of or guaranteed or assumed by, such Person or any of such Person's Restricted Subsidiaries for borrowed money or evidenced by bonds, debentures, notes or other similar instruments.

           e.   Insert  the  following as a  new  definition  in
                Section 1.01.

          The term "Restricted Subsidiaries" means all Subsidiaries other than Non-Restricted Subsidiaries. "Non-Restricted Subsidiary" means any Subsidiary that the Company's Board of Directors has in good faith declared pursuant to a written resolution not to be of material importance, either singly or together with all other Non-Restricted Subsidiaries, to the business of the Company and its consolidated Subsidiaries taken as a whole. Initially the Company will have no Non-Restricted Subsidiaries.

          f.   Delete  the definition of "Sale  and  Lease-back
               Transaction" in Section 1.01.

          g.    Insert  the  following as a  new  definition  in
                Section 1.01.

          The term "Significant Subsidiary" means, with respect to the Company, any Subsidiary that is a significant subsidiary within the meaning of Rule 1-02 of Regulation S-X promulgated by the Securities and Exchange Commission.

     Section 1.02.  Amendments and Modifications to Article Four

          a. Section 4.10(D) of the Indenture is restated in its entirety to read as follows:

               D.   Anything in this Section 4.10 to the contrary
                notwithstanding, the agreement to hold sums in trust as provided in this Section 4.10 is subject to the provisions of Sections 12.03, 12.04 and 12.05.

          d. Section 4.11(C) of the Indenture is replaced in its entirety by new Section 4.11(C) that reads as follows:

               C.   If at any time the Company or any Subsidiary shall issue,
                assume or guarantee any Indebtedness secured by any mortgage and if subsection A of this Section 4.11 requires that the NotDebt Securities be secured equally and ratably with such Indebtedness, the Company will promptly execute, at its expense, any instruments necessary to so equally and ratably secure the Debt Securities and deliver the same to the Trustee.

                   1. an Officers' Certificate stating that the covenant of the Company contained in subsection A of this Section
                        4.11 has been complied with; and

                    2. an Opinion of Counsel to the effect that such covenant has been complied with, and that any instruments executed by the Company in the performance of such covenant comply with the requirements of such covenant.

                In the event that the Company shall hereafter secure the Debt Securities equally and ratably with any other obligation or Indebtedness pursuant to the provisions of this Section 4.11, the Trustee is hereby authorized to enter into an indenture or agreement supplemental thereto and to take such action, if any, as it may deem advisable to enable it to enforce effectively the rights of the holders of the Debt Securities so secured, equally and ratably with such other obligation or Indebtedness.

                Notwithstanding the above, any such indenture or agreement supplemental thereto shall provide, by its terms, that the mortgage shall be automatically and unconditionally released and discharged upon the release or discharge of the mortgage which resulted in the creation of such mortgage, except a discharge or release by, or as a result of, payment under such iIndebtedness.

          c.
            Section 4.12 of the Indenture, entitled "Restrictions on Sale and Lease-back Transactions" is replaced in its entirety by new Section 4.12 that reads as follows:

          Section 4.12  Restrictions on Sale and Lease-Back.

               So long as any Debt Securities are Outstanding, the Company agrees that it will not, and will not permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company or a Restricted Subsidiary of any Operating Property (other than any such arrangement involving a lease for a term, including renewal rights, for not more than three years and leases between the Company and a Subsidiary or between Subsidiaries), whereby such Operating Property has been or is to be sold or transferred by the Company or a Restricted Subsidiary to such Person (herein referred to as a "Sale and Lease-Back Transaction"), unless:

                 A. the Company or such Restricted Subsidiary would, at the time of entering into a Sale and Lease-Back Transaction, be entitled to incur Indebtedness secured by a lien on the Operating Property to be leased in an amount at least equal to the Attributable Debt in respect of such Sale and Lease-Back Transaction without equally and ratably securing the Debt Securities pursuant to
               Section 4.121,  or

                 B. the proceeds of the sale of the Operating Property to be leased are at least equal to the fair market value of such Operating Property (as determined by the chief financial officer or chief accounting officer of the Company) and an amount in cash equal to the net proceeds is applied, within 180 days of the effective date of such transaction, to the purchase or acquisition (or, in the case of Operating Property, the construction), acquisition, or construction of Operating Property or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or redemption provision and other than Indebtedness owned by the Company or any Restricted Subsidiary) of Debt Securities or of Funded Indebtedness of the Company tranking on a parity with or senior to the Debt Securities, or in the case of a Sale and Lease-Back Transaction by a Restricted Subsidiary, or Funded Indebtedness of such Restricted Subsidiary; provided that in connection with any such retirement, any related loan commitment or the like shall be reduced in an amount equal to the principal amount so retired.

                The foregoing restriction shall not apply to,  in
          the case of any Operating Property acquired or constructed subsequent to the date 18 months prior to the date of this Indenture, any Sale and Lease-Back Transaction with respect to such Operating Property (including presently owned real property upon which such Operating Property is to be constructed) if a binding commitment is entered into with respect to such Sale and Lease-Back Transaction within 1836 months after the later of the acquisition of the Operating Property or the completion of improvements or construction thereon or commencement of full operations at such Operating Property (which, in the case of a retail store, is the opening of the store for business to the public).

     Section 1.03.  Amendments and Modifications to Article Six.

          a. Section 6.01 of the Indenture, entitled "Definitions of Event of Default; Acceleration; Waiver; and Restoration," is restated in its entirety to read as follows:

            Section   6.01   Definition  of  Event  of   Default;
     Acceleration; Waiver; and Restoration

               "Event of Default" with respect to Debt Securities of any series wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative governmental body):

            A.   default in the payment of any installment of interest upon any of the Debt Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

            B.   default in the payment of all or any part of the principal of (or premium, if any, on) any of the Debt Securities of such series as and when the same shall become due and payable either at maturity, upon a redemption or required repurchase, if any, by declaration or otherwise (including any sinking fund payment); or

            C.   failure on the part of the Company duly to observe or
              perform any other of the covenants or agreements on the part of the Company in the Debt Securities of such series (other than a covenant or agreement in respect of the Debt Securities of such series a default in the performance or breach of which is elsewhere in this Section specifically dealt with) or contained in this Indenture (other than a covenant or agreement which is not applicable to the Debt Securities of such series) for a period of 60 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Company remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Debt Securities of such series; or

            D.   a court having jurisdiction in the premises shall enter a
              decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, approving as properly filed a petition seeking reorganization, assignment, adjustment or composition of, or in respect of, the Company or any Significant Subsidiary under any applicable federal; or state law or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or any Significant Subsidiary or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

            E.   the Company or any Significant Subsidiary shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or any other case or proceeding to be adjudicated a bankruptcy or insolvent, or consent to the entry of an order tofor relief in an involuntary case or proceeding under any such law or to the commencement of any bankruptcy or insolvency proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable state or federal law, or consent to the filing of such petition or, to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or any Significant Subsidiary for any substantial part of its property, or make any general assignment for the benefit of creditors, or the admission by the Company or any Significant Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action in furtherance of any such action; or

            F.   failure by the Company or any Significant Subsidiary to make any payment at maturity, including any applicable grace period, in respect of Indebtedness of the Company or any Significant Subsidiary (other than the Debt Securities of such series or non-recourse obligations) in an amount in excess of $25,000,000 or the equivalent thereof in any other currency or composite currency and such failure shall have continued without having been cured, waived, rescinded or annulled for a period of 30 days after written notice thereof shall have been given by registered or certified mail, return receipt requested, to the Company by the Trustee, or to the Company and the Trustee by the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series; or

            G.   a default with respect to any Indebtedness of the Company or any Significant Subsidiary, which default results in the acceleration of Indebtedness of the Company or any Significant Subsidiary (other than the Debt Securities of such series or non-recourse obligations) in an amount in excess of $25,000,000 or the equivalent thereof in any other currency or composite currency without such Indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled for a period of 30 days after written notice thereof shall have been given by registered or certified mail, return receipt requested, to the Company by the Trustee, or to the Company and the Trustee by the Holders of not less than 125% in aggregate principal amount of the Outstanding Debt Securities of such series; or

               H.   any other Event of Default provided in the supplemental
                 indenture or Board Resolutions under which such series of Debt Securities is issued or in the form of Debt Security for such series.

                    If   any  Event  of  Default  occurs  and  is
               continuing with respect to the Debt Securities of any series, then, and in each and every such case (other than an Event of Default specified in clause (d) or (eD) or (E) of this Section relating to the Company), except for any series of Debt Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal; amount of the Debt Securities of such series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Debt Securities of such series, premium (if any) and the interest accrued thereon (if any), to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable. If an Event of Default specified in clause (d) or (eD) or (E) of this Section relating to the Company occurs, such principal amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                      The  foregoing  provisions,  however,   are
               subject to the condition that if, at any time after the principal (or, if the Debt Securities of
               such    series   are   Original   Issue   Discount
               Securities, such portion of the principal as may be specified in the terms thereof) of the Debt Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Debt Securities of each such series and the principal of all Debt Securities of such series which shall have become due otherwise than by acceleration (with interests upon such principal and, to the
               extent   that   payment  of   such   interest   is
               enforceable  under  applicable  law,  on   overdue
               installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Debt Securities of such series to the date of such payment or deposit) and such amount as
               shall    be   sufficient   to   cover   reasonable
               compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Debt Securities which shall have become due by acceleration, shall have
               been  cured,  waived  or  otherwise  remedied   as
               provided herein - then and in every such case, the Holders of a majority in aggregate principal amount of all the Debt Securities of such series then Outstanding (each series voting as a separate class), by written notice to the Company and to the Trustee, may waiver all defaults with respect to each such series and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                     For all purposes under this Indenture, if  a
               portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with accrued interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

                     In  case  the  Trustee or any Securityholder
               shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or such Securityholder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Securityholders shall be restored severally and respectively to their former positions and rights hereunder, and all rights, remedies and poswers of the Company, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

          b.   Section  6.07 of the Indenture entitled "Trustee's
            Notice of Defaults," is restated in its entirety to read as follows:

           Section 6.07    Trustee's Notice of Defaults

                    The  Trustee shall, within 90 days after  the
               occurrence of a default with respect to the Debt Securities of any series, give to all Holders of debt Securities of that series, in the manner and to the extent provided in subsection C of Section 5.04, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section 6.07 being hereby defined to be any event or events, as the case may be, specified in subsections A, B, C, D, E, F, G and H of Section 6.01, not including periods of grace, if any, and irrespective of the giving of written notice; provided, however, that, except in the case of default in the payment of the principal of (or premium, if any, on ) or interest on any of the Debt Securities of such series or in the payment or satisfaction of any sinking fund obligation with respect to such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Debt Securities of such series.

      Section  1.04.   Amendments and  Modifications  to  Article
                       Twelve

          a. Section 12.01 of the Indenture, entitled "Satisfaction and Discharge of Indenture," is restated in its entirety to read as follows:

          Section 12.01  Satisfaction and Discharge of Indenture.

                     When  (i) the Company shall deliver  to  the
               Trustee for cancellation all Debt Securities of a series theretofore authenticated (other than any Debt Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07) and not theretofore canceled; or (ii) all Debt Securities of such series not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity  or  upon  redemption  all  of  the  Debt
               Securities  of  such series (other than  any  Debt
               Securities  of such series which shall  have  been
               mutilated, destroyed, lost or stolen and which shall have been replaced or paid as provided in
               Section 2.07) not theretofore canceled or delivered to the Trustee for cancellation, including  principal  and  premiums  if  any,  and
               interest, if any, due or to become due to such date of maturity or redemption date, as the case may be, but excluding, however, the amount of any money for the payment of the principal of and premium, if any, or interest, if any, on the Debt Securities of such series (a) theretofore deposited with the Trustee with respect to Debt Securities of such series and repaid by the Trustee to the Company in accordance with the provisions of Section 12.04 or (b) paid with respect to Debt Securities of such series to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company then this Indenture shall cease to be of further effect with respect to the Debt Securities of such series except as to (1) the rights of
               Holders of Debt Securities of such series to receive solely from funds deposited by the Company with the Trustee, in trust as described above in this Section 12.01, payment of the principal of, premium, if any, and the interest, if any on such Debt Securities when such payments are due; (2) the Company's rights and obligations with respect to such Debt Securities under Sections 2.05, 2.07, 3.01, 3.02, 3.04, 4.02, 12.03, 12.04 and 12.05;
               and (3) the rights, powers, duties and immunities of the Trustee hereunder, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and at the cost and expense of the Company, shall execute such instruments as may be requested by the Company acknowledging satisfaction of and discharging this Indenture with respect to such series of Debt Securities. Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Debt Securities the obligations of the Company to the Trustee under Section 7.06 shall survive.

      Section  1.05.  Mutatis Mutandis Effect.  The Indenture  is
hereby  amended  mutatis  mutandis to  reflect  the  addition  or
amendment  of  the  definitional  terms  incorporated  into   the
Indenture pursuant to Section 1.01 hereof.
                            ARTICLE 2
                           New Series

     Section 2.01.  7.55% Notes due 2007.

     a. In accordance with Sections 2.01 and 2.02 of the Indenture, there is created hereby a series of Debt Securities under the Indenture with the following terms:

          A. The title of the series of Debt Securities will be 7.55% Notes due 2007 (the "Notes due 2007"). Such series will be limited to an aggregate principal amount of $150,000,000 (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other such series pursuant to Sections 2.05, 2.06, 2.07, 3.04 or
            10.04 of the Indenture) and will mature on April 15, 2007.

          B. The Notes due 2007 will bear interest at the rate of 7.55% per annum from April 21, 1997, payable semiannually in arrears on April 15 and October 15 of each year, commencing October 15, 1997, to the persons in whose names the Notes due 2007 are registered at the close of business on the preceding April 1 or October 1, each a record date, as the case may be. Interest will be computed based on a 360-day year consisting of twelve 30-day months. Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such record date and may be paid to the person in whose name this
            Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to the holders of the Notes in accordance with Section 14.05.

          C.   The Notes due 2007 will not be subject to any sinking fund.

          D. The Notes due 2007 will be redeemable as a whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of each such Note to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as hereinafter defined) thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus five basis points, plus, in either case, accrued interest on the principal amount being redeemed to the date of the redemption.

          E. The Notes due 2007 initially will be represented by one or more Global Securities deposited with the Depository Trust Company in substantially the form attached as Exhibit 1. If certificated Notes due 2007 are issued, definitive certificates substantially in the form attached as Exhibit 2 shall be used.

          F. Payment of the principal of and interest on the Notes due 2007 will be made at the office or agency of the Trustee maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of, or by wire transfer to an account designated by, the person entitled thereto as such address shall appear on the security register; provided, further, that only holders of $1,000,000 or more in aggregate principal amount of the Notes who have provided appropriate written wire transfer instructions for the relevant record date may receive wire transfer payments.

          G. The Notes due 2007 shall be governed by the provisions of the Indenture, as supplemented hereby.

     Section 2.02.  8.05% Notes due 2027

     a. In accordance with Sections 2.01 and 2.02 of the Indenture, there is also created a series of Debt Securities under the Indenture with the following terms:

         A.    The title of the series of Debt Securities will be 8.05%
            Notes due 2027 (the "Notes due 2027"). Such series will be limited to an aggregate principal amount of $150,000,000 (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other such series pursuant to Sections 2.05, 2.06, 2.07, 3.04 or 10.04 of the Indenture) and will mature on April 15, 2027.

         B. The Notes due 2027 will bear interest at the rate of 8.05% per annum from April 21, 1997, payable semiannually in arrears on April 15 and October 15 of each year, commencing October 15, 1997, to the persons in whose names the Notes due 2027 are registered at the close of business on the preceding April 1 or October 1, each a record date, as the case may be. Interest will be computed based on a 360-day year consisting of twelve 30-day months. Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such record date and may be paid to the person in whose name this
            Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to the holders of the Notes in accordance with Section 14.05.

         C.    The Notes due 2027 will not be subject to any sinking fund.

         D. The Notes due 2027 will be redeemable as a whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of each such Note to be redeemed, and (ii) the sum of the present values of the Remaining Scheduled Payments (as hereinafter defined) thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in either case, accrued interest on the principal amount being redeemed to the date of the redemption.

          E. The Notes due 2027 initially will be represented by one or more Global Securities deposited with the Depository Trust Company in substantially the form attached as Exhibit 1. If certificated Notes due 2027 are issued, definitive certificates substantially in the form attached as Exhibit 2 shall be used.

          F. Payment of the principal of and interest on the Notes due 2027 will be made at the office or agency of the Trustee maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of, or by wire transfer to an account designated by, the person entitled thereto as such address shall appear on the security register; provided, further, that only holders of $1,000,000 or more in aggregate principal amount of the Notes who have provided appropriate written wire transfer instructions for the relevant record date may receive wire transfer payments.

          G. The Notes due 2027 shall be governed by the provisions of the Indenture, as supplemented hereby.

       Section  2.03.   Definitions.    For  purposes   of   this
Section 2, the following terms have the meanings ascribed to them as follows:

       a. "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

       b. "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

       c. "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date,
       (B) if the Trustee is able to obtain only one Reference Treasury Dealer Quotation from the Reference Treasury Dealers, such Quotation, or (C) if the Trustee is not able to obtain any Reference Treasury Dealer Quotations from the Reference Treasury Dealers, the average of Reference Treasury Dealer Quotations obtained from two other Primary Treasury Dealers designated by the Company as Reference Treasury Dealers for the purpose of determining such Comparable Treasury Price. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

       d. "Reference Treasury Dealer" means each of Salomon Brothers Inc and NationsBanc Capital Markets, Inc. and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor any other Primary Treasury Dealer.

       e. "Remaining Scheduled Payments" means, with respect to any such Note, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

                            ARTICLE 3
                          Miscellaneous

      Section 3.01. Effect of This First Supplemental Indenture. This First Supplemental Indenture is supplemental to the
Indenture  and does and shall be deemed to form a  part  of,  and shall be construed in connection with and as part of, the Indenture for any and all purposes, including, but not limited to, discharge of the Indenture as provided in Article EightTwelve of the Indenture. Except as specifically modified herein, the Indenture and the Debt Securities are in all respects ratified and confirmed and shall remain in full force and effect in accordance with their terms. Notwithstanding anything to the contrary above, Debt Securities outstanding as of April 21, 1997 continue to be governed by the provisions of the Indenture dated as of August 15, 1991.

      Section 3.02. Trustee. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this First Supplemental Indenture. This First Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto. The Trustee assumes no responsibility for the recitals contained herein, which shall be taken as statements of the Company, and makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

      Section 3.03. Governing Law. The laws of the State of New York shall govern this First Supplemental Indenture without regard to principles of conflicts of law. The Trustee and the Company agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this First Supplemental Indenture.

      Section  3.04.   Counterparts.  The parties  may  sign  any
number  of  copies  of this First Supplemental  Indenture.   Each
signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

      Section 3.05. Severability. In case one or more of the provisions in this First Supplemental Indenture shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, illegality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

      Section 3.06. Effective Date of this First Supplemental Indenture. This First Supplemental Indenture and the Amendments to Sections 1.01, 4.10, 4.11, 4.12, 6.01, 6.037 and 12.01 shall be effective pursuant to Section 10.01 of the Indenture immediately upon execution by the Company and delivery to and execution by the Trustee of this First Supplemental Indenture.


      IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first written above.

                                   FOOD LION, INC.


Attest:
                                   Laura Kendall
                                   Name: Laura Kendall
                                   Title:Vice President of Finance
By:Lester Nail
     Assistant Secretary

Dated:
[SEAL]                             [CORPORATE SEAL]


                                   THE BANK OF NEW YORK,
                                   as Trustee


Attest:
                               By: Vivian Deorges
                                   Name: Vivian Deorges
                                   Title: Assistant Vice President


By:_______________________________

Dated:
                                   [CORPORATE SEAL]

                            EXHIBIT 1

                       FORM OF GLOBAL NOTE


                        FOOD LION, INC.
                    _____% NOTES DUE ______


NO. *1*                                                      $150,000,000
                                                       CUSIP  NO.
__________

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO FOOD LION, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      This Note is a Global Note within the meaning of the Indenture hereinafter referred to.

     Transfer of the Note shall be limited to transfers in whole, and not in part, to nominees of the DTC or to a successor thereof or such successor's nominee and transfers of interests in this Note shall be limited to transfers made in accordance with restrictions set forth in the Indenture, dated as of August 15, 1991, as supplemented as of April 21, 1997 and thereafter, between Food Lion, Inc. and the Trustee named therein, pursuant to which this Note was issued.


       FOOD LION, Inc., a North Carolina corporation (the "Company"), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of One Hundred Fifty Million Dollars ($150,000,000) on April 15, _____. The Notes will bear interest at the rate of _____% per annum from April 21, 1997, payable semiannually in arrears on April 15 and October 15 of each year, commencing October 15, 1997, to the persons in whose name the Notes are registered at the close of business on the preceding April 1 or October 1, each a record date, as the case may be. Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such record date and may be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to the holders of the Notes in accordance with the Indenture. Interest will be computed based on a 360-day year consisting of twelve 30-day months. Payment of the principal of and interest on this Note will be made at the office or agency of the Trustee maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of, or by wire transfer to an account designated by, the person entitled thereto as such address shall appear on the security register; provided, further, that only holders of $1,000,000 or more in aggregate principal amount of the Notes who have provided appropriate written wire transfer instructions for the relevant record date may receive wire transfer payments.

      Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by manual signature by the Trustee referred to on the reverse hereof, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory of any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal by the manual or facsimile signatures of its officers thereunto duly authorized.

Dated:                                       FOOD LION, INC.


Attest:                                  By ___________________________

                                            _____________________________
______________________________
     Assistant Secretary




            TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of the series designated herein provided for in the within-mentioned Indenture.



Dated:                                THE  BANK OF NEW  YORK,  as Trustee.




                           By............................................
                                        Authorized Officer


                                  FOOD LION, INC.
ATTACHMENT
                   ______% NOTES DUE _______

      This Note is one of a duly authorized issue of unsecured debt securities of the Company (herein called the "Debt Securities") of the series hereinafter specified, all issued and to be issued under an Indenture, dated as of August 15, 1991 and supplemented as of April 21, 1997 and thereafter (herein called the "Indenture") between the Company and The Bank of New York, as Trustee (herein called the "Trustee"), to which Indenture, reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the _____% Notes due _____ of the Company, limited in aggregate principal amount to $150,000,000 (herein called the "Notes").

      As provided in the Indenture and subject to the limitations set forth therein, a new Note or Notes of this series of authorized denominations, for a like aggregate principal amount, will be issued in exchange herefor.

     The Company, the Trustee and any agent thereof may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company or the Trustee nor such agent shall be affected by notice to the contrary.

      No reference herein to the Indenture and no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest on this Note at the time and places and at the rate and in the coin and currency herein prescribed.

      The  Notes  will not be subject to any sinking  fund.   The
Notes will be redeemable as a whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus ____ basis points plus, in either case, accrued interest on the principal amount being redeemed to the date of redemption. Notice of any redemption will be mailed at least 30 days, but not more than 60 days, before the redemption date to each holder of any Notes to be redeemed, all as provided in the Indenture. Unless the Company defaults in payment of the Redemption Price on and after the
redemption  date,  interest  will  cease  to  accrue  after   the
redemption date for such Notes or portions thereof called for redemption.

      "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

      "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date,
(B) if the Trustee is able to obtain only one Reference Treasury Dealer Quotation from the Reference Treasury Dealers, such Quotation, or (C) if the Trustee is not able to obtain any Reference Treasury Dealer Quotations from the Reference Treasury Dealers, the average of Reference Treasury Dealer Quotations obtained from two other Primary Treasury Dealers designated by the Company as Reference Treasury Dealers for the purpose of determining such Comparable Treasury Price. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

      "Reference Treasury Dealer" means each of Salomon Brothers Inc and NationsBanc Capital Markets, Inc. and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor any other Primary Treasury Dealer.

      "Remaining Scheduled Payments" means, with respect to any such Note, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption;
provided, however, that, if such redemption date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities under the Indenture at any time by the Company with the consent of the Holders of more than 50% in aggregate principal amount of the Debt Securities of all series at the time Outstanding which are affected by the amendment or modification (voting as a class) and also permits the Company and the Trustee, in certain circumstances, to amend the Indenture without notice to, or the consent of, the Holders of any of the Debt Securities. Any such consent by the Holder of this Note shall be conclusive and binding upon such holder and upon all future Holders of this Note and of any Notes issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

      The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

      All terms used in the Notes which are defined in the Indenture, shall have the meanings assigned to them therein.
                           ASSIGNMENT

        (To be executed by the registered holder if such holder desires to transfer This Note)


       FOR   VALUE  RECEIVED  ___________________________________
hereby sells, assigns and transfers unto




PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFICATION NUMBER OF TRANSFEREE


_________________________________________________________________
(Please   print  name  and  address,  including  zip   code,   of
transferee)


this Note, together with all right, title and interest herein and does hereby irrevocably constitute and appoint_________________
Attorney to transfer this on the Note Register, with full power of substitution.

Dated: _______________________          _________________________
                                        Signature


                                        Signature Guaranteed:
                                        Commercial Bank or Trust
                                        Company of Member Firm of
                                        the New York Stock
                                        Exchange, Inc.


NOTICE:    The   signature  to  the  foregoing  Assignment   must
correspond to the Name as written upon the face of this Note in every particular, without alterations or any change whatsoever.


                            EXHIBIT 2

                     FORM OF DEFINITIVE NOTE

                        FOOD LION, INC.
                    ______% NOTES DUE ______


NO.*1*                                                      $150,000,000
                                                       CUSIP  NO.
__________

     This Note is issued pursuant to the Indenture, dated as of August 15, 1991, as supplemented as of April 21, 1997 and thereafter, between Food Lion, Inc. and the Trustee named therein.

       FOOD LION, Inc., a North Carolina corporation (the "Company"), for value received, hereby promises to pay to __________________, or its registered assigns, the principal sum
__________________________    Dollars    ($_______________)    on
April 15, ______. The Notes will bear interest at the rate of ______% per annum from April 21, 1997, payable semiannually in arrears on April 15 and October 15 of each year, commencing
October 15, 1997, to the persons in whose name the Notes are registered at the close of business on the preceding April 1 or October 1, each a record date, as the case may be. Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such record date and may be paid to the person on whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to the holders of the Notes in accordance with the Indenture. Interest will be computed based on a 360-day year consisting of twelve 30-day months. Payment of the principal of and interest on this Note will be made at the office or agency of the Trustee maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of, or by wire transfer to an account designated by, the person entitled thereto as such address shall appear on the security register; provided, further, that only holders of $1,000,000 or more in aggregate principal amount of the Notes who have provided appropriate written wire transfer instructions for the relevant record date may receive wire transfer payments.

      Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by manual signature by the Trustee referred to on the reverse hereof, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory of any purpose.
      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signatures of its officers thereunto duly authorized.

Dated:                                       FOOD LION, INC.


Attest:                                By  ___________________________

                                           _____________________________
______________________________
     Assistant Secretary




            TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of the series designated herein provided for in the within-mentioned Indenture.



Dated:                                THE  BANK OF NEW  YORK,  as Trustee.




                              By............................................
                                        Authorized Officer


                                  FOOD LION,INC.
ATTACHMENT
                   _____% NOTES DUE ________

      This Note is one of a duly authorized issue of unsecured debt securities of the Company (herein called the "Debt Securities") of the series hereinafter specified, all issued and to be issued under an Indenture, dated as of August 15, 1991 and supplemented as of April 21, 1997 and thereafter (herein called the "Indenture") between the Company and The Bank of New York, as Trustee (herein called the "Trustee"), to which Indenture, reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the ______% Notes due ______ of the Company, limited in aggregate principal amount to $150,000,000 (herein called the "Notes").

      As provided in the Indenture and subject to the limitations set forth therein, a new Note or Notes of this series of authorized denominations, for a like aggregate principal amount, will be issued in exchange herefor.

     The Company, the Trustee and any agent thereof may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company or the Trustee nor such agent shall be affected by notice to the contrary.

      No reference herein to the Indenture and no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest on this Note at the time and places and at the rate and in the coin and currency herein prescribed.

      The  Notes  will not be subject to any sinking  fund.   The
Notes will be redeemable as a whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus ____ basis points plus, in either case, accrued interest on the principal amount being redeemed to the date of redemption. Notice of any redemption will be mailed at least 30 days, but not more than 60 days, before the redemption date to each holder of any Notes to be redeemed, all as provided in the Indenture. Unless the Company defaults in payment of the Redemption Price on and after the
redemption  date,  interest  will  cease  to  accrue  after   the
redemption date for such Notes or portions thereof called for redemption.

      "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

      "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date,
(B) if the Trustee is able to obtain only one Reference Treasury Dealer Quotation from the Reference Treasury Dealers, such Quotation, or (C) if the Trustee is not able to obtain any Reference Treasury Dealer Quotations from the Reference Treasury Dealers, the average of Reference Treasury Dealer Quotations obtained from two other Primary Treasury Dealers designated by the Company as Reference Treasury Dealers for the purpose of determining such Comparable Treasury Price. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

      "Reference Treasury Dealer" means each of Salomon Brothers Inc and NationsBanc Capital Markets, Inc. and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor any other Primary Treasury Dealer.

      "Remaining Scheduled Payments" means, with respect to any such Note, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption;
provided, however, that, if such redemption date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities under the Indenture at any time by the Company with the consent of the Holders of more than 50% in aggregate principal amount of the Debt Securities of all series at the time Outstanding which are affected by the amendment or modification (voting as a class) and also permits the Company and the Trustee, in certain circumstances, to amend the Indenture without notice to, or the consent of, the Holders of any of the Debt Securities. Any such consent by the Holder of this Note shall be conclusive and binding upon such holder and upon all future Holders of this Note and of any Notes issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

      The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

      All terms used in the Notes which are defined in the Indenture, shall have the meanings assigned to them therein.


                           ASSIGNMENT

        (To be executed by the registered holder if such holder desires to transfer This Note)


       FOR   VALUE  RECEIVED  ___________________________________
hereby sells, assigns and transfers unto




PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFICATION NUMBER OF TRANSFEREE


_________________________________________________________________
(Please   print  name  and  address,  including  zip   code,   of
transferee)


this Note, together with all right, title and interest herein and does hereby irrevocably constitute and appoint_________________
Attorney to transfer this on the Note Register, with full power of substitution.

Dated: _______________________          _________________________
                                        Signature


                                        Signature Guaranteed:
                                        Commercial Bank or Trust
                                        Company of Member Firm of
                                        the New York Stock
                                        Exchange, Inc.


NOTICE:    The   signature  to  the  foregoing  Assignment   must
correspond to the Name as written upon the face of this Note in every particular, without alterations or any change whatsoever.